UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54884	30-0826400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: +8862-87126958

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on November 21, 2019, AIlife International Investment Co., Ltd. (“AIlife,” formerly known as “Ilife International Investment Co., Ltd.”), a wholly-owned subsidiary of China United Insurance Service, Inc. (the “Company”), Cyun-Jhan Enterprise Co., Ltd. (“Cyun-Jhan”), and Jian-Zao International Industrial Co., Ltd. (“Jian-Zao” and, collectively with AIlife and Cyun-Jhan, the “Parties”), entered into a Joint Venture Agreement (the “JV Agreement”) on November 15, 2019, pursuant to which the Parties jointly established, invested funds, human resources and technology into Uniwill Insurance Broker Co., Ltd. ( the “JV”), a currently wholly-owned subsidiary of AIlife, which, subject to obtaining the necessary regulatory approvals, would operate the life insurance and property insurance brokerage business.

On March 3, 2021, the Parties entered into an amendment to the JV Agreement (the “Amendment”), pursuant to which AIlife shall fulfill the paid-up capital obligation in the aggregate amount of NT$400 million (the “Total Cash Contribution”) during a period of eight (8) years (the “Period”) from November 15, 2019, the date of the JV Agreement, provided that the number of the registered sales agents of the JV exceeds 1,000 and the cumulative revenue of the JV reaches NT$8.7 billion (the “Revenue Threshold”) within the Period. Subject to the terms of the Amendment and JV Agreement, in the event that the JV fails to reach the Revenue Threshold within the Period, AIlife shall only be obligated to make cash contributions through the Period to the JV in the aggregate amount (the “Total Adjusted Cash Contribution”) calculated as follows:

The Total Adjusted Cash Contribution= (the actual cumulated revenue of the JV during the Period/ NT$8.7 billion)* NT$400 million.

The foregoing description of the Amendment is qualified by reference to the full text of the translation copy of the Amendment to the JV Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	A translation copy of the Amendment to the JV Agreement dated March 3, 2021 by and among AIlife International Investment Co., Ltd. (formerly known as “Ilife International Investment Co., Ltd.”), Cyun-Jhan Enterprise Co., Ltd. and Jian-Zao International Industrial Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: March 9, 2021	/s/ Yi-Hsiao Mao
Name: Yi-Hsiao Mao
Title: Chief Executive Officer